Exhibit 99.1

(i)	Audited Balance Sheet as of December 31, 2004;

MACRO COMMUNICATIONS, INC.
BALANCE SHEET
DECEMBER 31, 2004

ASSETS
CURRENT ASSETS:
Cash	$66,922
Accounts Receivable	11,670

Total Current Assets	78,592

PROPERTY AND EQUIPMENT:
Office Furniture	1,592
Equipment (Notes B and H)	4,153,418
4,155,010
Less Accumulated Depreciation (Note H)	2,645,634

Net Property and Equipment	1,509,376

TOTAL ASSETS	$1,587,968
LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts Payable (Note I)	$2,152,568
Accrued Expenses	19,624
Cost of Unused Time on Phone Cards (Note G)	179,296
Loan from Stockholder (Note C)	255,534
Obligations Under Capital Leases (Note D)	173,759
Line of Credit (Note E)	471,692

Total Current Liabilities	3,252,473

COMMITMENT AND CONTINGENCIES (Note I)

STOCKHOLDERS' DEFICIT:
Common Stock - $.50 Par Value; 10,000 Shares Authorized;
1,000 Shares Issued and Outstanding	500
Accumulated Deficit (Note H)	(1,665,005)

Total Stockholders' Deficit	(1,664,505)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,587,968

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITORS' REPORT

(ii)	Audited Statement of Operation for the year ended December 31, 2004;

MACRO COMMUNICATIONS, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

REVENUE (Note G)	$11,872,727

COST OF SERVICE	11,004,756

GROSS PROFIT	867,971

OPERATING EXPENSES	1,410,353

LOSS FROM OPERATIONS	(542,382)

OTHER EXPENSES:
Interest	(44,615)
Depreciation	(960,937)

Total Other Expenses	(1,005,552)

NET LOSS	$(1,547,934)

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITORS' REPORT

MACRO COMMUNICATIONS, INC.
SCHEDULE OF OPERATING EXPENSES
YEAR ENDED DECEMBER 31, 2004

OPERATING EXPENSES:
Salaries	$607,598
Payroll Taxes	53,559
Accounting Fees	20,367
Auto Expense	423
Bad Debt	47,757
Bank Charges	8,817
Cable Services	1,327
Commissions	61,363
Computer Maintenance	87,688
Consulting	246,750
Equipment Rental	17,235
Insurance	12,998
License Fees	54,040
Miscellaneous	31,349
Rent	123,260
Shipping	14,960
Telephone	18,908
Travel and Entertainment	1,954

TOTAL OPERATING EXPENSES	$1,410,353

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITORS' REPORT

(iii)	Audited Statement of Cash Flow for the year ended December 31, 2004;

MACRO COMMUNICATIONS, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$ (1,547,934)
Adjustments to Reconcile Net Loss to Net Cash
Used in Operating Activities:
Depreciation	960,937
Decrease in:
Accounts Receivable	434,696
Prepaid Expenses	75,631
(Decrease) in:
Accounts Payable	(337,675)
Accrued Expenses	(11,197)
Cost of Unused Time on Phone Cards	(70,045)

Net Cash Used in Operating Activities	(495,587)

CASH FLOWS FROM INVESTING ACTIVITIES -
Purchases of Property and Equipment	(2,931)

Net Cash Used in Investing Activities	(2,931)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in Loan from Stockholder	55,534
Borrowings on Line of Credit	471,692
Principal Payments on Obligations under Capital Leases	(169,689)

Net Cash Provided by Financing Activities	357,537

NET DECREASE IN CASH	(140,981)

CASH - BEGINNING OF YEAR	207,903

CASH - END OF YEAR	$66,922

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid During the Year for Interest	$31,536

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITORS' REPORT

(iv)	Audited Statement of Stockholder’s Deficit for the year ended December 31, 2004;

MACRO COMMUNICATIONS, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
YEAR ENDED DECEMBER 31, 2004

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Par	Capital	Deficit	Total

BALANCE - DECEMBER 31, 2003
AS PREVIOUSLY REPORTED	1,000	$500	$1,170,000	$(1,287,071)	$(116,571)

ADJUSTMENTS FOR
UNDERSTATEMENT OF
EQUIPMENT SWITCHES
(NOTE H)	-	-	(1,170,000)	1,170,000	-

BALANCE - DECEMBER 31, 2003
AS RESTATED	1,000	500	-	(117,071)	(116,571)

NET LOSS	-	-	-	(1,547,934)	(1,547,934)

BALANCE - DECEMBER 31, 2004	1,000	$500	$-	$(1,665,005)	$(1,664,505)

SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITORS' REPORT

(v)	Notes to the Audited Financial Statements.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Macro Communications, Inc. (the Company) was incorporated under the laws of the state of Georgia on January 26, 2001, as a company formed for profit. The Company’s principal activity is to provide long distance calling services via prepaid phone cards.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost and are depreciated using declining balance methods over the estimated useful lives of the assets. Items of property and equipment which are sold, retired or otherwise disposed of are removed from the asset and accumulated depreciation accounts and any gains or losses thereon are reflected in income.

Revenue Recognition

Revenue on the sales of prepaid phone cards are recorded upon activation of the card or purchase of the calling service.

NOTE B - EQUIPMENT

Included in the accompanying balance sheet is equipment of $2,340,000 which is unsubstantiated by adequate documentation (Note H).

NOTE C - LOAN FROM STOCKHOLDER

The Company has a non-interest bearing demand note with its major stockholder.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE D - OBLIGATIONS UNDER CAPITAL LEASES

The Company is obligated under various equipment lease agreements through 2005. Total obligations under these leases as of December 31, 2004 are undetermined. Pursuant to Statement of Financial Accounting Standards No. 13 “Accounting for Leases”, capital leases should be recorded as an asset and obligation equal to the present value at the beginning of the lease term of the minimum payments due during the lease term. Various leases have been treated as operating leases and expensed when paid. Due to inadequate records, the Company is unable to determine the cumulative effect of the adjustment that would be necessary to reclass these leases from operating leases to capital leases.

NOTE E - LINE OF CREDIT

The line of credit with First Citizens Bank allows for a maximum outstanding indebtedness of $471,692. The line bears interest at 6.5% and expires May 24, 2006. The line is collateralized by equipment and guaranteed by the stockholders of the Company. The lending officer of the bank is related to the stockholders of the Company.

NOTE F - INCOME TAXES

The Company utilizes the method of accounting for income taxes pursuant to Statement of Financial Accounting Standards “Accounting for Income Taxes” (SFAS No. 109), which requires deferred income taxes to reflect the tax consequences of temporary differences between the assets and liabilities recognized for financial reporting purpose and such amounts recognized for tax purposes. The significant temporary differences of the Company relate to net operating loss carryforwards and depreciation.

As of December 31, 2004, the tax effect of the Company’s cumulative temporary differences, relating primarily to the future benefit of net operating loss carryforwards, approximates $1,021,000, and is offset by a valuation allowance of an equal amount. The valuation allowance is required to the extent that it is probable that a future tax benefit will not be realized.

As of December 31, 2004, the Company has net operating loss carryforwards available to offset future taxable income of approximately $2,418,000, which expire at various dates through 2024.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE G - RELATED PARTY TRANSACTIONS

Included in revenue are sales of approximating $7,055,000 to W.L. Petrey Wholesale Co., Inc., a company related by common ownership. As of December 31, 2004 Petrey had an inventory of approximately $425,000 in activated prepaid phone cards (that were purchased from the Company) and the Company has accrued approximately $178,000 in third party carrier charges against this inventory.

NOTE H - PRIOR PERIOD ADJUSTMENT

During 2004, the Company performed an equipment inventory and discovered various accounting errors related to two equipment switches that were purchased in 2001 and 2002, respectively. The switches had a cost basis of $1,170,000 each (Note B). The 2001 purchase was never recorded by the Company. The 2002 purchase was recorded with a corresponding entry to additional paid-in capital, and never depreciated. The Company determined that the appropriate accounting treatment for these errors was to treat them as an accounting error in 2004 and restate the beginning deficit. The cumulative net effect of recording the additional equipment switches and accumulated depreciation was $1,170,000.

NOTE I - COMMITMENT AND CONTINGENCIES

Commitment

The Company leases its office facilities under an operating lease that expires in November 2006. Future minimum lease payments due under this lease are as follows:

Rent expense for 2004 was $123,260.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE I - COMMITMENT AND CONTINGENCIES (Continued)

Contingencies:

Going Concern

As shown in the accompanying financial statements, the Company incurred a net loss of $1,547,934 and its liabilities exceed its assets by $1,664,505. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

Sale of Company

In February 2005, the Company was offered for sale under an offer agreement in the amount of $1,360,000, subject to various targets. The purchase will provide the investor with an 80% investment in the Company. The closing is expected to occur late in 2005.

Litigation

Included in accounts payable are various pending and threatened lawsuits by vendors for delinquent payments, the exposure of which is undetermined (see Note B). Management believes that the ultimate disposition of these matters will not have a material adverse effect on the operations or financial condition of the Company taken as a whole.

(vi)	Report of Independent Auditor;
INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Macro Communications, Inc.
Duluth, Georgia

We have audited the accompanying balance sheet of Macro Communications, Inc. as of December 31, 2004, and the related statements of operations and changes in stockholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraphs, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company has excluded from property and equipment and debt in the accompanying balance sheet certain lease obligations that, in our opinion, should be capitalized in order to conform with accounting principles generally accepted in the United States of America.

We were unable to confirm accounts payable to certain vendors, and were unable to satisfy ourselves as to the exposure of pending or threatened litigation, as described in Note I, through alternative procedures.

The Company does not have adequate documentation to substantiate the historical cost of $2,340,000 of equipment included in the accompanying balance sheet as described in Note B.

In our opinion, except for the effects of not capitalizing certain lease obligations as discussed previously and such adjustments, if any, as might have been determined to be necessary had we been able to confirm the accounts payable to certain vendors and substantiate equipment cost as discussed above, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Macro Communications, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note I to the financial statements, the Company’s significant operating loss and accumulated deficit raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Birnbrey, Minsk & Minsk LLC
Atlanta, Georgia
June 9, 2005

INDEPENDENT AUDITORS’ REPORT
ON SUPPLEMENTARY INFORMATION

To the Board of Directors
Macro Communications, Inc.
Duluth, Georgia

Our report on our audit of the basic financial statements of Macro Communications, Inc. for 2004 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and accordingly, we express no opinion on it.

/s/ Birnbrey, Minsk & Minsk LLC
Atlanta, Georgia
June 9, 2005

(vii)	Unaudited Balance Sheet for the six months ended June 30, 2005;
MACRO COMMUNICATIONS, INC.
BALANCE SHEET
JUNE 30, 2005

ASSETS

CURRENT ASSETS:
Cash	$28,466
Accounts Receivable	7,999

Total Current Assets	36,465

PROPERTY AND EQUIPMENT:
Office Furniture	1,592
Equipment (Notes B, D and I)	4,153,418
4,155,010
Less Accumulated Depreciation	3,126,103

Net Property and Equipment	1,028,907

TOTAL ASSETS	$1,065,372

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts Payable (Notes H and I)	$2,372,354
Accrued Expenses	50,772
Loan from Stockholder (Note C)	321,134
Obligations Under Capital Lease (Notes B and D)	84,703
Line of Credit (Note E)	471,692
Advances (Note I)	40,000

Total Current Liabilities	3,340,655

COMMITMENT AND CONTINGENCIES (Note H)

STOCKHOLDERS' DEFICIT:
Common Stock - $.50 Par Value 10,000 Shares Authorized;
1,000 Shares Issued	500
Accumulated Deficit	(2,275,783)

Total Stockholders' Deficit	(2,275,283)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,065,372

SEE ACCOMPANYING NOTES AND ACCOUNTANTS' REVIEW REPORT

(viii)	Unaudited Statement of Operations and Deficit for the six months ended June 30, 2005;

MACRO COMMUNICATIONS, INC.
STATEMENT OF OPERATIONS AND DEFICIT
FOR THE SIX MONTHS ENDED JUNE 30, 2005

REVENUE (Note G)	$4,774,684

COST OF SERVICE	(3,999,923)

GROSS PROFIT	774,761

OPERATING EXPENSES	881,985

LOSS FROM OPERATIONS	(107,224)

OTHER EXPENSES:
Interest Expense	(23,085)
Depreciation	(480,469)

Total Other Expenses	(503,554)

NET LOSS	(610,778)

DEFICIT - BEGINNING OF PERIOD	(1,665,005)

DEFICIT - END OF PERIOD	$(2,275,783)

SEE ACCOMPANYING NOTES AND ACCOUNTANTS' REVIEW REPORT

MACRO COMMUNICATIONS, INC.
SCHEDULE OF OPERATING EXPENSES
SIX MONTHS ENDED JUNE 30, 2005

OPERATING EXPENSES:
Salaries	$260,387
Payroll Taxes	39,012
Accounting Fees	1,141
Auto Expense	2,838
Bad Debt	50,136
Bank Charges	1,480
Cable Services	0
Commissions	7,267
Computer Maintenance	10,898
Consulting	174,939
Insurance	8,333
Equipment Rental	9,451
Legal Fees	25,155
License Fees	8,008
Miscellaneous	11,479
Rent	59,151
Postage	20,567
Printing	77,815
Shipping	11,954
Telephone	80,535
Travel and Entertainment	21,439

TOTAL OPERATING EXPENSES	$881,985

SEE ACCOMPANYING NOTES AND ACCOUNTANTS' REVIEW REPORT

(ix)	Unaudited Statement of Cash Flow for the six months ended June 30, 2005;

MACRO COMMUNICATIONS, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(610,778)
Adjustments to Reconcile Net Loss to Net Cash
Provided by Operating Activities:
Depreciation	480,469
Decrease in:
Accounts Receivable	3,671
Increase (Decrease) in:
Accounts Payable	219,786
Accrued Expenses	31,148
Cost of Unused Time on Phone Cards	(179,296)

Net Cash Used in Operating Activities	(55,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increse in Loan from Stockholder	65,600
Advances	40,000
Principal Payments on Capital Lease Obligations	(89,056)

Net Cash Provided by Financing Actvities	16,544

NET DECREASE IN CASH	(38,456)

CASH - BEGINNING OF PERIOD	66,922

CASH - END OF PERIOD	$28,466

SEE ACCOMPANYING NOTES AND ACCOUNTANTS' REVIEW REPORT

(x)	Notes to Unaudited Financial Statements;

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Macro Communications, Inc. (the Company) was incorporated under the laws of the state of Georgia on January 26, 2001, as a company formed for profit. The Company’s principal activity is to provide long distance calling services via prepaid phone cards.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost and are depreciated using declining balance methods over the estimated useful lives of the assets. Items of property and equipment which are sold, retired or otherwise disposed of are removed from the asset and accumulated depreciation accounts and any gains or losses thereon are reflected in income.

Revenue Recognition

Revenue on the sales of prepaid phone cards are recorded upon activation of the card or purchase of the calling service.

NOTE B - EQUIPMENT

Included in the accompanying balance sheet is equipment of $2,340,000 million which is unsubstantiated by adequate documentation.

NOTE C - LOAN FROM STOCKHOLDER

The Company has a non interest bearing demand note with its major stockholder.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE D - OBLIGATION UNDER CAPITAL LEASES

The Company is obligated under various equipment lease agreements. Total obligations under these leases as of June 30, 2005 are undetermined. Pursuant to Statement of Financial Accounting Standards No. 13 “Accounting for Leases”, capital leases should be recorded as an asset and an obligation equal to the present value at the beginning of the lease term of the minimum payments due during the lease term. Various leases have been treated as operating leases and expensed when paid. Due to inadequate records, the Company is unable to determine the cumulative effect of the adjustment that would be necessary to reclass these leases from operating leases to capital leases.

NOTE E - LINE OF CREDIT

The line of credit with First Citizens Bank allows for a maximum outstanding indebtedness of $471,692. The line bears interest at 6.5% and expires May 24, 2006. The line is collateralized by equipment and guaranteed by the stockholders of the Company. The lending officer of the bank is related to the stockholders of the Company.

NOTE F - INCOME TAXES

The Company utilizes the method of accounting for income taxes pursuant to Statement of Financial Accounting Standards “Accounting for Income Taxes” (SFAS No. 109), which requires deferred income taxes to reflect the tax consequences of temporary differences between the assets and liabilities recognized for financial reporting purpose and such amounts recognized for tax purposes. The significant temporary differences of the Company relate to net operating loss carryforwards and depreciation.

As of June 30, 2005, the tax effect of the Company’s cumulative temporary differences, relating primarily to the future benefit of net operating loss carryforwards is estimated at $1,240,481, and is offset by a valuation allowance of an equal amount. The valuation allowance is required to the extent that it is probable that a future tax benefit will not be realized.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE F - INCOME TAXES (Continued)

As of June 30, 2005, the Company has net operating loss carryforwards available to offset future taxable income of approximately $3,028,712, which expire at various dates through 2025.

NOTE G - RELATED PARTY TRANSACTIONS

Included in revenue are sales approximating $2,304,644 to W.L. Petrey Wholesale Co., Inc., a company related by common ownership.

NOTE H - COMMITMENT AND CONTINGENCIES

Commitment

The Company leases its office facilities under an operating lease that expires in November, 2006. Future minimum lease payments due under this lease are as follows:

Rent expense for the six months ending June 30, 2005 was $59,151.39.

Contingencies:

Going Concern

As shown in the accompanying financial statements, the Company incurred a net loss of $610,778 and its liabilities exceed its assets by $2,170,032. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE H - COMMITMENT AND CONTINGENCIES (Continued)

Litigation

Accounts payable consist of various pending and threatened litigation by vendors for delinquent payments the exposure of which is undetermined. Management believes that the ultimate disposition of these matters will not have a material adverse effect on operations or financial condition taken as a whole.

NOTE I - SUBSEQUENT EVENTS

Sale of Company

On September 13, 2005, Jupiter Global Holdings Corp. (“Jupiter”) entered into a definitive Agreement and Plan of Acquisition for the purchase of 80% of the outstanding common stock of the company for a total consideration of $2,000,000. An initial purchase consideration of $70,000 ($40,000 was recieved prior to June 30, 2005) is to be paid by Jupiter to Macro prior to the signing of the agreement with a subsequent issuance of a Promissory Note for $1,930,000. The Promissory Note shall be paid in monthly installments of varying amounts through July 2006 bearing interest of 8%. As of September 22, 2005, the above-referenced Agreement and Plan of acquisition was closed and the transaction described in the Agreement is now deemed to be consummated, binding and enforceable in accordance with the terms of the Agreement and Plan of Acquisition.

Forbearance Agreement

Included on the balance sheet as of June 30, 2005, is equipment with a net book value of $745,000 purchased from a major vendor of the Company and a corresponding liability of $619,973 payable to the same vendor. On June 21, 2005, the Company entered into a Forbearance agreement with this vendor whereby the vendor agreed to forgive part of the liability contingent on, (a) the Company shall make payments totaling $155,000 through June 30, 2006, and (b) the equipment shall be returned the later of July 7, 2005, or when the vendor supplies the Company with serial numbers for the specific equipment to be returned. The equipment was returned on August 28, 2005, as per the terms of the agreement, and as of October 21, 2005, the Company made payments totalling $67,500 against this agreement.